Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Stan Larson, Chief Financial Officer, of Trudy Corporation do hereby certify, to the best of my knowledge that:

1)

The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2010, being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification accompanies this Form 10-Q as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.

Date: December 16, 2010

By: /s/ Stan Larson

Stan Larson,

Chief Financial Officer